                                                                   EXHIBIT 10.36



                                                               LINCOLN, NEBRASKA

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                             BF PROPERTIES COMPANY,
                                   AS LESSOR


                                      AND


           FORMERLY BEATRICE FOODS CO., NOW BEATRICE COMPANIES, INC.
                                   AS LESSEE




                   ASSIGNED TO BEATRICE DAIRY PRODUCTS, INC.




                                  ------------



                              LEASE AND AGREEMENT



                                  ------------





                         DATED AS OF FEBRUARY 15, 1972




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
                               TABLE OF CONTENTS


Paragraph                          Heading                               Page
---------                          -------                               ----
     Parties ...........................................................   1
1.   Demise.............................................................   1
2.   Title; Condition ..................................................   1
3.   Use ...............................................................   1
4.   Term ..............................................................   2
5.   Rent ..............................................................   2
6.   Net Lease; Non-Terminability ......................................   3
7.   Taxes and Other Charges; Compliance with Law and Agreements........   5
8.   Liens .............................................................   6
9.   Indemnification ...................................................   6
10.  Maintenance and Repair ............................................   7
11.  Alterations and Additions; Reimbursement for Certain Costs and
     Expenses ..........................................................   8
12.  Condemnation and Casualty .........................................  11
13.  Insurance .........................................................  13
14.  Termination for Uneconomic Use ....................................  16
15.  Purchase Option; Right of First Refusal ...........................  16
16.  Purchase by Lessee ................................................  17
17.  Termination .......................................................  18
18.  Subletting; Assignment ............................................  18
19.  Advances by Lessor; Permitted Contests ............................  19
20.  Conditional Limitations -- Events of Default and Remedies .........  20
21.  Notices ...........................................................  26
22.  Estoppel Certificates .............................................  27
23.  No Merger .........................................................  27
24.  Surrender .........................................................  27
25.  Separability ......................................................  28
26.  Binding Effect; Merger, Consolidation and Disposition of Assets ...  28
27.  Lessee Empowered to Grant or Release Easements ....................  29
28.  Certain Definitions ...............................................  29
29.  Lessor's Covenants ................................................  31
30.  Miscellaneous .....................................................  32
     Execution Page ....................................................  33
     Acknowledgments ...................................................
     Schedule A -- Description of the Property
     Schedule B -- Business Terms

     LEASE AND AGREEMENT dated as of February 15, 1972 (herein, as the same may be amended or supplemented from time to time as permitted hereby, called "this Lease"), between BF Properties Company, an Ohio limited partnership, as lessor (herein called "Lessor"), having an address at 20 Exchange Place, New York, N.Y. 10005, and Beatrice Foods Co., a Delaware corporation, as lessee (herein, together with any corporation succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, called "Lessee"), having an address at 120 South LaSalle Street, Chicago, Illinois 60603.

     Lessor and Lessee hereby agree as follows:

1.   Demise:

     For and in consideration of the rents and other amounts hereinafter stipulated to be paid and the provisions of this Lease hereinafter stipulated to be observed and performed by Lessee, Lessor hereby demises and lets to Lessee, and Lessee hereby takes and leases from Lessor, for the term described in paragraph 4 and subject to the provisions hereinafter set forth, the parcel of land described in Schedule A hereto, all buildings and other improvements constructed and which may be constructed thereon and all easements, rights and appurtenances thereto (herein called the "Property").

2.   Title; Condition:

     The Property is demised and let in its present condition without representation or warranty by Lessor, subject to the rights of any parties in possession thereof and to the state of the title thereto existing at the commencement of the term of this Lease, to any state of facts which an accurate survey or physical inspection might show, and to all applicable laws, rules, regulations, ordinances and restrictions now in effect. Lessee has examined the Property and Lessor's title thereto and has found the same satisfactory for all purposes of this Lease.

3.   Use:

     Lessee shall have the right to occupy and use the Property for any purpose not prohibited by any applicable laws, rules, regulations, ordinances or restrictions, or agreements (including, without limitation, insurance policies), now or hereafter in effect.

4.   Term:

     (a) Subject to the provisions of this Lease, Lessee shall have and hold the Property for the term of this Lease, which shall commence on February 25, 1972 and end at midnight on February 25, 2002 (such period herein called "the Basic Term"), unless extended as provided in paragraph 4(b).

     (b) Lessee shall have the right to extend the term of this Lease beyond the Basic Term for six separate and additional successive periods of five years each (each such period herein called an "Extended Term"). Each Extended Term shall be at the sole option of Lessee, and Lessee shall exercise its option to extend the term of this Lease for the next succeeding Extended Term by notice to Lessor, given not less than 90 days prior to the expiration of the term of this Lease then in effect. If Lessee elects not to exercise any such option, Lessee shall not have the right to exercise any such option thereafter. The term of this Lease may not be extended beyond the thirtieth anniversary of the last day of the Basic Term.

5.   Rent:

     (a) During the term of this Lease, Lessee shall pay to Lessor, in lawful money of the United States and in immediately available funds, at Lessor's address set forth above or at such other place or to such other person as Lessor from time to time may designate, the rental provided for in Schedule B hereto which is then applicable (such rental herein called "Basic Rent"). Basic Rent shall be payable by Lessee in instalments in the amounts provided for in Schedule B hereto and be due and payable on the dates (herein called "Payment Dates") provided for in Schedule B hereto.

     (b) All sums, liabilities, obligations and other amounts which Lessee is required to pay or discharge pursuant to this Lease in addition to Basic Rent (other than any amount payable as the purchase price for the Property or a part thereof pursuant to any provision of this Lease and any amount payable as liquidated damages pursuant to paragraph 20(b)(ii)(B)), together with any interest, penalty, or other sum which may be added for late payment thereof, shall constitute additional rent hereunder (herein called "Additional Rent"). In the event of any failure on the part of Lessee to pay or discharge any of the foregoing, Lessor shall have all rights, powers and remedies pro-vided for herein or by law or equity or otherwise in the case of non-payment of Basic Rent. Lessee may pay Additional Rent directly to the person entitled thereto, provided Lessee shall not be in default hereunder. Lessee will pay to Lessor, on demand, interest at the rate of 8 1/2% per annum (or at the highest rate not prohibited by applicable law, whichever is less) on (i) overdue installments of Basic Rent, from the due date thereof until paid, and (ii) any amounts which Lessor shall have paid and which shall be payable by Lessee as Additional Rent, from the date of payment thereof by Lessor until repaid to Lessor by Lessee.

6.   Net Lease; Non-Terminability:

     (a) This Lease is a net lease and, except as otherwise in this Lease expressly provided, Lessee shall pay all costs, taxes, assessments and other expenses of every character, foreseen or unforeseen, for the payment of which Lessor or Lessee is or shall become liable by reason of its estate or interest in the Property, or which are connected with or arise out of the possession, use, occupancy, maintenance, repair or rebuilding of the Property or any portion thereof, including, without limitation, those specifically referred to in this Lease. Basic Rent, Additional Rent and any and all other amounts payable by Lessee hereunder, including, without limitation, the purchase price and other amounts which may become payable pursuant to paragraph 12(b) or paragraph 14, shall be paid by Lessee without notice or demand except as otherwise in this Lease expressly provided, and without any set-off, counterclaim, deduction, defense, abatement or reduction of any kind or for any reason except as otherwise provided in paragraph 29.

     (b) Except as otherwise expressly provided in paragraph 11(c), 12(b), 14, 15(a), 16(b), 17 and 20 of this Lease, this Lease shall not terminate nor shall Lessee have any right to terminate this Lease or to be released or discharged from any obligations or liabilities hereunder for any reason including, without limitation, any damage to, or destruction of, the Property or any portion thereof; any limitation, restriction, deprivation (including eviction) or prevention of, or any interference with, any use or the occupancy or possession of the Property or any portion thereof (whether due to any defect in or impairment of, or the partial or complete failure of, Lessor's title to the Property or otherwise); any condemnation, confiscation, requisition or other taking or sale of the possession, use, occupancy or title to the Property or any portion thereof; any action, omission or breach on the part of Lessor under this Lease or under any other agreement at the time existing between Lessor and Lessee; the inadequacy, incorrectness or failure of the description of the Property or any portion thereof to demise and let to Lessee the property intended to be leased hereby; any claim as a result of any other business dealings of Lessor and Lessee; Lessee's acquisition of ownership of the Property or any portion thereof or any sale or other disposition of the Property or any portion thereof; the impossibility of performance by Lessor or Lessee or both; force majeure; any action or threatened or pending action of any court, administrative agency or other governmental authority; or any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding.

     (c) Lessee will remain obligated under this Lease in accordance with its terms, and will not take any action to terminate (except in accordance with the express provisions hereof), rescind or avoid this Lease for any reason, notwithstanding any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution or other proceeding affecting Lessor or any assignee of Lessor, or any action with respect to this Lease which may be taken by any receiver, trustee or liquidator (or other similar official) or by any court. All payments by Lessee of Basic Rent, Additional Rent and other amounts payable by Lessee hereunder shall be final and Lessee will not seek to recover any such payment or any part thereof for any reason. Lessee waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any abatement or reduction of Basic Rent, Additional Rent or other amounts payable by Lessee hereunder, or for damage, loss, cost or expense suffered by Lessee, on account of any of the reasons referred to in paragraph 6(b) or this paragraph 6(c) or otherwise.

     (d) If for any reason the Basic Rent payable under this Lease shall be diminished or subject to diminution through attachment, demand, lien, levy, process or otherwise, by reason of any taxes, costs, expenses, indebtedness, obligations or liabilities of any character incurred by any person, or by reason of any demands, charges or liens of any nature against any person or against such Basic Rent, so that such Basic Rent shall be rendered inadequate to pay when due the payments of interest and principal on the indebtedness secured by the Mortgage, or if the application of such Basic Rent by the Trustees to the payments of interest and principal on the Notes shall be delayed, hindered or prevented, or the right of the Trustees to apply the same shall be in any way adversely affected, or if the registered owners of the Notes shall be subject to any liability to refund or pay over the same, Lessee will indemnify the Trustees against any liability which may arise from any such application to payments on the Notes and will indemnify the registered owners of the Notes from any obligation to refund or pay over any such amount, and will pay an additional sum payable on each Payment Date under this Lease sufficient to pay and discharge all such taxes, costs, expenses, indebtedness, obligations, liabilities, claims, demands, charges and liens, and to eliminate or prevent such delay, hindrance, obstacle or liability, and to protect fully such right.

7. Taxes and Other Charges; Compliance With Law and Agreements:

     (a) Subject to the provisions of paragraph 19(b), Lessee shall pay and discharge, prior to the imposition of any interest or penalty for delinquency in payment, all taxes, assessments, fees, water and sewer rents and other governmental and similar charges, general and special, ordinary or extraordinary, and any interest and penalties thereon, which are levied or assessed against (i) Lessor, (ii) the Property or any portion thereof or the interest of Lessee or Lessor therein or in respect thereof, (iii) Basic Rent, Additional Rent or any or all other amounts payable by Lessee hereunder, (iv) this Lease or the interest of Lessee or Lessor hereunder, (v) the possession, use, occupancy, construction, maintenance, repair or rebuilding of the Property or any portion thereof, (vi) gross receipts from the Property or any portion thereof, or (vii) the earnings arising from the possession, use or occupancy thereof; but nothing in this Lease shall require payment by Lessee of any franchise, estate, inheritance, succession, transfer (other than pursuant to paragraph 16(b)), income or profits taxes of Lessor (but such enumeration of taxes not required to be paid by Lessee shall not include any tax computed as a percentage of gross receipts from any Basic Rent or Additional Rent), unless such tax is in lieu of or a substitute for another tax or assessment which, if such other tax or assessment were in effect, would be payable by Lessee. If any tax or assessment levied or assessed against the Property may legally be paid in installments, Lessee shall have the option to pay such tax or assessment in installments, and Lessee shall be obligated to pay only such installments as shall be properly allocated to periods within the term hereof.

     (b) Lessee shall pay all charges for utility, communication and other services rendered or used on or about the Property.

     (c) Lessee shall at its cost and expense, comply with, and cause the Property to comply with, all applicable laws, rules, regulations, ordinances and restrictions and insurance policies, now or hereafter in effect, all applicable agreements affecting the Property to which Lessee is a party or by which it is bound, now or hereafter in effect, and all applicable agreements legally affecting the Property of which Lessee now has notice and which are now in effect, including those which require the making of any structural, unforeseen or extraordinary changes.

     (d) Lessee shall furnish to Lessor, within 10 days after demand by Lessor, proof of the payment of any such tax, assessment, fee, water or sewer rent or other governmental or similar charge, or any such other charge, which is payable by Lessee.

8.   LIENS:

     Subject to the provisions of paragraph 19(b), Lessee will remove and discharge promptly, at its cost and expense, all liens, encumbrances and charges upon the Property or any part thereof, Lessee's leasehold interest therein or the Basic Rent or Additional Rent, which arise for any reason whatever, including all such liens, encumbrances and charges which arise out of the ownership, possession, use, occupancy, construction, maintenance, repair or rebuilding of the Property or by reason of labor or materials furnished or claimed to have been furnished to Lessee or otherwise, but excluding Permitted Liens and all liens, encumbrances, and charges upon the Property created by Lessor, or created by the Trustees other than those created by them in the exercise of their rights as assignee of the rights of Lessor under this Lease.

9.   INDEMNIFICATION;

     Lessee shall pay, and shall protect, indemnify and hold Lessor, the Mortgagee and the Trustees harmless from and against, any and all liabilities, losses, damages, costs, expenses (including attorneys' fees and expenses), causes of action, suits, claims, demands or judgements of any nature arising, or alleged to rise, from or in connection with (a) any injury to, or the death of, any person or any damage to or loss of property on or near the Property in any manner growing out of or connected with, or alleged to grow out of or be connected with, the ownership, possession, use, occupancy, construction, maintenance, repair or rebuilding of the Property or any portion thereof, or the adjoining land, or of any other real or personal property used or occupied in connection with the Property or any portion thereof (whether owned or under the control of Lessee or any other person) or resulting, or alleged to result, from the condition of any thereof; (b) violation, or alleged violation, of any provision of this Lease or of any law, rule, regulation, ordinance, restriction, or insurance policy, now or hereafter in effect, or of any agreement to which Lessee is a party or by which it is bound, now or hereafter in effect, or of any agreement of which Lessee now has notice and which is now in effect, legally affecting or applicable to the Property or any portion thereof or the ownership, possession, use, occupancy, construction, maintenance, repair or rebuilding thereof or of adjoining passageways, sidewalks or streets; (c) any contest permitted by paragraph 19(b); or (d) Lessee's failure to pay any Additional Rent when and as the same shall become due and payable; except that Lessee shall not be obligated to pay, or to indemnify any other person against, any liabilities, losses, damages, costs, expenses, attorneys' fees and expenses, causes of action, suits, claims, demands or judgments arising from or growing out of the wilful conduct or negligence of Lessor or of the Trustees.

10. Maintenance and Repair

     (a) Lessee will, at its cost and expense, keep and maintain the Property in good repair and condition, except for ordinary wear and tear, and will promptly make all structural and non-structural, and ordinary and extraordinary changes and repairs of every kind which may be required to be made upon or in connection with the buildings and other improvements to the Property in order to keep the same in good repair and condition. Lessor shall not be required to maintain, alter, repair, rebuild or replace any buildings or other improvements to the Property or to maintain the Property in any way, and Lessee expressly waives the right to make repairs at the expense of Lessor which may be provided for in any law now or hereafter in effect.

     (b) If any present or future improvement to the Property shall encroach upon any property or street adjacent to the Property, or shall violate any agreement or condition contained in any restrictive covenant affecting or applicable to the Property, or shall impair the rights of others under any easement or right-of-way to which the Property is subject, then upon request of Lessor, Lessee shall, at its cost and expense, take such action as shall be necessary to remove such encroachment or end such violation or impairment. Any such action shall be taken in conformity with the requirements of paragraph 11(a). Notwithstanding the foregoing, Lessee shall not be required to remove any such encroachment, or end any such violation or impairment existing on the date of commencement of the term of this Lease: (i) unless and until required so to do by the provisions of a judgment or decree entered in legal proceedings instituted by the owner of the property encroached upon or the public authority having jurisdiction of any such street or the party entitled to enforce any such restriction, as the case may be, provided Lessee shall in good faith and with due diligence contest such proceedings and prevent any forfeiture of the Property and hold Lessor harmless for all damages, fines, costs and expenses arising from such proceedings; or (ii) if Lessee has or obtains such easements, licenses or similar rights as may be necessary to permit such encroachment to remain.

     11. Alterations and Additions; Reimbursement for Certain Costs and
          Expenses:

     (a) Lessee may, at its cost and expense, make additions, substitutions, replacements or improvements to or alterations of the buildings and other improvements to the Property (and may demolish such buildings and improvements), in conformity with the requirements of this paragraph 11(a). If such additions, substitutions, replacements or improvements result in costs and expenses to Lessee in excess of $100,000, Lessee shall notify Lessor that such additions, substitutions, replacements or improvements have been or are being made to the Property. Title to all additions, improvements, substitutions, replacements and alterations, and to all new buildings, structures and improvements constructed on the Property from time to time, including any and all fixtures located therein or thereon, shall immediately vest in Lessor and such additions, improvements, alterations, buildings, structures, substitutions, replacements and improvements shall be a part of the Property. Any action shall be deemed to have been taken in conformity with the requirements of this paragraph 11(a), if (i) the market value of the Property shall not be materially lessened by reason thereof, (ii) such action shall have been expeditiously completed in a good and workmanlike manner in compliance with all applicable laws, rules, regulations, ordinances, restrictions, insurance policies and agreements to which Lessee is a party or by which it is bound, then in effect, and all applicable agreements legally affecting the Property of which Lessee has notice and are then in effect, (iii) in the case of any total or material demolition of the buildings or other improvements, Lessee shall, prior to the commencement thereof, furnish Lessor with an acceptable surety bond or bonds, or other security satisfactory to Lessor, the acceptance of which bond, bonds or other security by Lessor shall not be unreasonably withheld, to assure the reconstruction of alterations, additions, substitutions or replacements, the fair market value of which shall be not less than the fair market value of the buildings or other improvements to be demolished, (iv) Lessee shall have procured and paid for all permits and licenses required in connection therewith, and (v) during the period when any addition, improvement, substitution, replacement or alteration is being made or when any demolition or rebuilding is taking place, Lessee has maintained or caused to be maintained, in addition to the insurance required to be maintained under paragraph 13, such contingent liability, public liability, completed value builder's risk, workmen's compensation and other similar insurance as is customarily maintained, or caused to be maintained by Lessee with respect to similar activities on properties owned by it.

     (b) All machinery, equipment and trade fixtures constituting personal property and which are installed by Lessee or by a subtenant of Lessee, the cost of which shall not have been paid by Lessor, regardless of how attached or affixed to the Property, shall be deemed to remain personal property and, together with all other goods and personal property of Lessee or of a subtenant, however attached or affixed, may be removed prior to the termination of this Lease, but Lessee shall pay the entire cost and expense of any such removal and shall immediately repair at its cost and expense all damage to the Property caused thereby. Lessee may, at its cost and expense, install or place or reinstall or replace upon and remove from the Property any trade fixtures, machinery and equipment, and other personal property used or useful in Lessee's business, in conformity with the requirements of paragraph 11(a). Any such trade fixtures, machinery and equipment, and other personal property shall not become the property of Lessor (other than replacements of trade fixtures, machinery and equipment, and other personal property which are the property of Lessor, which replacements shall also be the property of Lessor).

     (c) From time to time, in addition to any rights granted to Lessee by paragraph 11(a), Lessee may request Lessor to pay the costs and expenses incurred by Lessee in the construction of buildings, structures or other improvements made to or erected on the Property and, if Lessee shall so elect, on one or more of the Other Properties within the 24-month period next preceding the date of such request, and not required to be made or erected under any provision of this Lease or the respective lease or leases of any such Other Properties. Such request shall specify the one or more properties with respect to which such request is being made and shall set forth in reasonable detail the aggregate amount of such costs and expenses (which aggregate amount shall be not less than $100,000) and in reasonable detail the amount of such costs and expenses allocable to each such property. Upon receipt of any such request, Lessor agrees to make every reasonable effort to arrange for the financing of such improvements at the lowest interest rate then practically obtainable for such financing. Lessor and Lessee shall negotiate in good faith concerning the financing by Lessor of such costs and expenses and the amendment of this Lease and such other lease or leases. Since Lessor's likely source of funds to finance such costs and expenses will be the sale of its evidences of indebtedness to the Mortgagee and the simultaneous sale by Mortgage of Improvement Notes (as defined in Section 2.03 of the Indenture), the parties hereto recognize that such amendment or amendments to this Lease and such other lease or leases must provide (i) for increases in the Basic Rent and in the purchase prices payable by Lessee upon the termination thereof, so as to assure to the purchasers of such evidences of indebtedness the repayment of all principal, interest and premium, if any, due thereon, and (ii) that such evidences of indebtedness must be issued within six months after completion of construction of such improvements. If Lessor shall be unable to arrange such financing or if, after negotiating in good faith, Lessor and Lessee shall be unable to agree upon the terms thereof, then this Lease shall continue in full force and effect, and Lessor shall have no obligation to pay such costs and expenses unless Lessee shall arrange for such financing and such financing shall be consummated; provided, that if, at any time during the last 15 years of the Basic Term, Lessee shall make any such request with respect to the Property, and if Lessor shall be unable to arrange such financing or if, after negotiating in good faith, Lessor and Lessee shall be unable to agree upon the terms thereof, then Lessee may, at its option, give notice to Lessor of Lessee's intention to purchase the Property on the Payment Date first occurring at least 30 days after such notice is given at a purchase price therefor equal to the greater of (x) the then Fair Market Value of the Property or (y) the purchase price for the Property determined in accordance with Part IV of Schedule B. On such purchase date, Lessor shall transfer, and Lessee shall purchase, the Property in accordance with paragraph 16. There shall be deducted from the Fair Market Value of the Property the Fair Market Value at the time of such purchase of all additions or improvements made by Lessee to the Property which are not in substitution for other improvements owned by Lessor, and the cost of which has not been paid by Lessor.

12. Condemnation and Casualty:

     (a) Lessee hereby assigns to Lessor (except to the extent that loss proceeds under certain insurance policies are made payable to Lessee pursuant to paragraph 13(c)) any award, compensation or other payment to which Lessee may become entitled, whether the same shall be payable in respect of Lessee's leasehold interest hereunder or otherwise, (i) if the Property or any portion thereof is damaged or destroyed due to fire or other casualty or cause, or (ii) by reason of any condemnation, confiscation, requisition or other taking or sale of the possession, use, occupancy or title to the Property or any portion thereof in, by or on account of any completed, pending or threatened eminent domain proceedings or other action by any governmental authority or other person having the power of eminent domain. Lessee is hereby authorized and empowered, at its cost and expense, in the name and behalf of Lessor, Lessee or otherwise, to appear in any such proceedings or other action, to negotiate, accept, file and prosecute any claim for any award, compensation or other payment on account of any such loss, damage, destruction, condemnation, confiscation, requisition or other taking or sale, and to collect and receipt for any such award, compensation or other payment. All amounts so paid or payable to or received or receivable by Lessor or Lessee shall be retained by such party or paid over to the other party in accordance with the provisions of this paragraph 12. Lessee shall take such action in connection with each such claim, proceedings or other action as shall be appropriate to protect the interests of Lessor and Lessee. Lessee shall pay all fees, costs and other expenses which may become payable as a result of or in connection with the subject matter of this paragraph 12.

     (b) If, after any occurrence of the character referred to in clause (i) or
(ii) of paragraph 12(a), the Property has been thereby rendered no longer economically useful in the business of Lessee, Lessee, after the lapse of such period of time as may be reasonably necessary for Lessee to evaluate the effect of such occurrence, shall promptly give notice to Lessor of Lessee's intention to terminate this Lease. Such notice shall (i) specify such termination date, which shall be the Payment Date first occurring at least 60 days after such notice is given, (ii) contain a certification by Lessee that the board of directors of Lessee has made a determination that the Property has been rendered no longer economically useful in the business of Lessee by an occurrence of the character referred to in clause (i) or (ii) of paragraph 12(a), and that, on or before such termination date, Lessee will discontinue the use of the Property in Lessee's business, (iii) contain a brief description of such occurrence and of the basis for such determination by Lessee, and (iv) contain the irrevocable offer of Lessee to purchase the Property (and/or the Net Award hereinafter referred to) on such termination date at a purchase price therefor equal to the then Unamortized Cost of the Property as determined in accordance with Part III of Schedule B. If the sum of the Net Award hereinafter referred to plus the then Fair Market Value of the portion of the Property, if any, remaining after such occurrence (less the then Fair Market Value of all additions or improvements made by Lessee to the Property which were not in substitution for other improvements owned by Lessor and the cost of which was not paid by Lessor), exceeds the then Unamortized Cost of the Property (such excess of the sum of such Net Award plus such Fair Market Value over such Unamortized Cost being herein called the "Excess"), then the purchase price for the property referred to in the preceding sentence shall be increased by an amount (not exceeding the amount of the Excess) equal to the sum of (x) the lesser of (1) the Lessor's Original Equity or (2) the Excess, plus (y) an amount equal to the product of the then Lessor's Percentage times the excess, if any, of the Excess over the Lessor's Original Equity (such excess of the Excess over the Lessor's Original Equity being herein called the "Remaining Excess"). If Lessor shall reject such offer by notice given to Lessee not later than 30 days prior to such termination date, then this Lease shall terminate on such termination date and a portion of the Net Award hereinafter referred to, equal to the product of the then Lessee's Percentage times the Remaining Excess, if any, shall be paid and belong to Lessee, and the remainder of the Net Award shall be paid and belong to Lessor. Unless Lessor shall have rejected such offer as provided in the preceding sentence, Lessor shall be conclusively presumed to have accepted such offer and, on such termination date, Lessor shall transfer, and Lessee shall purchase, the Property (and/or the Net Award hereinafter referred to) in accordance with paragraph 16. Upon completion of such purchase the entire award, compensation or other payment, if any, on account of any such occurrence less any expenses incurred by Lessor in collecting such award, compensation or other payment and not paid (or reimbursed to Lessor) by Lessee pursuant to the last sentence of paragraph 12(a), shall be paid and belong to Lessee (such award, compensation or other payment, less such expenses, being herein called the "Net Award").

     (c) If, after any occurrence of the character referred to in paragraph 12(a), Lessee is not required to give notice of its intention to terminate this Lease, then (i) this Lease shall continue in full effect, (ii) Lessee shall, promptly after any such occurrence and at its cost and expense, repair and rebuild the Property, in conformity with the requirements of paragraph 11(a), to at least the extent necessary and practicable to restore the Property to the condition and market value thereof immediately prior to such occurrence, and
(iii) upon the completion of such repair and rebuilding and if no event of default shall then exist under this Lease, the entire Net Award shall be paid and belong to Lessee.

13. Insurance:

     (a) Lessee will, at all times during the term hereof and at its cost and expense, maintain insurance of the following character:

          (i) Insurance against loss by fire and lightning and insurance against risks customarily covered by standard extended coverage endorsement, including but not limited to loss by windstorm, hail, explosion, riot (including riot attending a strike), civil commotion, aircraft, vehicles, smoke damage, and vandalism and malicious mischief in amounts sufficient to prevent Lessor or Lessee from becoming a co-insuror of any loss under the applicable policies, but in any event in amounts not less than the full insurable value of all buildings and other improvements constituting part of the Property. The term "full insurable value" as used herein means actual replacement cost, including the costs of debris removal, less physical depreciation.

          (ii) General public liability insurance covering the legal liability of Lessor and Lessee against claims for bodily injury, death or property damage, occurring on, in or about the Property and the adjoining land, in the minimum amounts of $1,000,000 for each claim with respect to any one death or bodily injury, $1,000,000 with respect to any one occurrence, and $50,000 for all claims for property damage with respect to any one occurrence.

          (iii) Workmen's compensation insurance. Lessee shall comply with applicable workmen's compensation laws of the state in which the Property is located, and shall maintain such insurance if and to the extent necessary for such compliance.

          (iv) Such other insurance, in such amounts and against such risks, as is customarily maintained by Lessee with respect to similar properties owned by it.

Such insurance shall be written by companies of recognized financial standing which are well rated by national rating organizations and are legally qualified to issue such insurance, and shall name as the insured parties Lessor and Lessee as their interests may appear. Such insurance may provide for such reasonable deductible amounts as are customarily provided for in insurance maintained by Lessee with respect to similar properties owned by it, and may be obtained by Lessee by endorsement on its blanket insurance policies, provided that such policies satisfy the requirements specified above in this paragraph 13(a). Lessor shall not be required to prosecute any claim against any insurer or to contest any settlement proposed by any insurer, provided that Lessee may, at its cost and expense, prosecute any such claim or contest any such settlement, and in such event Lessee may bring any such prosecution or contest in the name of Lessor, Lessee or both, and Lessor will join therein at Lessee's request upon receipt by Lessor of an indemnity from Lessee against all cost, liabilities and expenses in connection with such prosecution or contest.

     (b) Insurance claims by reason of damage or destruction to any portion of the Property shall be adjusted by Lessee.

     (c) Every insurance policy (other than any liability or workmen's compensation policy) maintained pursuant to paragraph 11(a) or this paragraph 13 shall bear a first mortgage endorsement in favor of the Mortgagee, and loss proceeds under any such policy in excess of $100,000 with respect to any loss shall be made payable to such mortgagee or its assignee, if any, provided that recoveries under any such policy shall be applied by such mortgagee or assignee as provided in paragraph 12. Loss proceeds under any such policy of $100,000 or less with respect to any loss shall be made payable to Lessee if no event of default shall then exist under this Lease. Every such policy shall provide that the issuer thereof waives all rights of subrogation against Lessor, any successor to Lessor's interest in the Property, and any such mortgagee or assignee, that 10 days' prior written notice of cancellation shall be given to any such mortgagee or assignee and that such insurance, as to the interest of any such mortgagee or assignee therein, shall not be invalidated by any act or neglect of Lessor or Lessee or any owner of the Property or of any interest therein, nor by any foreclosure or any other proceedings or notices thereof relating to the Property or any interest therein, nor any change in the title or ownership of the Property or any interest therein, nor by occupation of the Property for purposes more hazardous than are permitted by such policy. No such policy shall contain a provision relieving the issuer thereof of liability for any loss by reason of the existence of other policies of insurance covering the Property against the peril involved.

     (d) Lessee shall deliver to Lessor promptly after the execution and delivery of this Lease original or duplicate policies, or certificates of insurers satisfactory to such mortgagee or assignee, if any, evidencing all the insurance which is then required to be maintained by Lessee, and Lessee shall, within 30 days prior to the expiration of any such insurance, deliver other original or duplicate policies or certificates of the insurers evidencing the renewal of such insurance.

     (e) Lessee shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required in this paragraph 13 to be furnished by Lessee unless Lessor is included therein as a named insured, with loss payable as in this Lease provided. Lessee shall immediately notify Lessor whenever any such separate insurance is obtained and shall deliver to Lessor the policy or policies or certificates evidencing the same.

14. Termination for Uneconomic Use:

     If, at any time on or after February 25, 1982, the Property is no longer useful to Lessee, Lessee may give notice to Lessor of Lessee's intention to terminate this Lease. Such notice shall (a) specify such termination date, which shall be the Payment Date first occurring at least 60 days after such notice is given, (b) contain a certification by Lessee that the board of directors of Lessee has made a determination that the Property is no longer useful to Lessee and that Lessee will discontinue the use of the Property in Lessee's business on or before such termination date, provided, that such certification shall include a statement to the effect that, in making its determination that the Property is no longer useful to Lessee, the board of directors of Lessee gave no consideration to the amount of the Basic Rent or to interest rates or effective interest costs to Lessee with a view to refinancing the Property or financing a comparable facility, and (c) contain the irrevocable offer of Lessee to purchase the Property on such termination date at a purchase price therefor determined in accordance with Part V of Schedule B. If Lessor shall reject such offer by notice given to Lessee not later than 30 days prior to such termination date, then this Lease shall terminate on such termination date. Unless Lessor shall have rejected such offer as provided in the preceding sentence, Lessor shall be conclusively presumed to have accepted such offer and, on such termination date Lessor shall transfer, and Lessee shall purchase, the Property in accordance with paragraph 16.

15. Purchase Option; Right of First Refusal:

     (a) Lessee shall have the right to purchase the Property on the last day of the Basic Term or on the last day of any Extended Term at a purchase price therefor equal to the then Fair Market Value of the Property. There shall be deducted from the Fair Market Value of the Property the Fair Market Value at the time of such purchase of all additions or improvements made by Lessee to the Property which are not in substitution for other improvements owned by Lessor and the cost of which has not been paid by Lessor, Lessee shall exercise its option to purchase the Property by notice to Lessor, given not less than ninety days prior to the expiration of the term of this Lease then in effect. If Lessee shall have exercised such option, then on such expiration date Lessor shall transfer, and Lessee shall purchase, the Property in accordance with paragraph 16.

     (b) If at any time during the term of this Lease Lessor shall receive and wish to accept a bona fide offer from a third party to purchase Lessor's interest in the Property, other than a bid or offer to purchase such interest at any sale incidental to the exercise of any remedy provided for in this Lease or the Mortgage, or if Lessor shall offer to sell its interest in the Property to any third party, Lessor shall promptly transmit to Lessee its irrevocable offer to sell such interest to Lessee upon the same terms and conditions as are set forth in such offer to purchase or offer to sell, as the case may be, together with a true and complete copy of such offer. Lessee shall exercise its option to accept Lessor's offer by notice to Lessor, given not more than sixty days after receipt thereof by Lessee. If Lessee shall have accepted such offer, then Lessor shall transfer, and Lessee shall purchase, the Property in accordance with paragraph 16, but subject to this Lease and any assignment of Lessor's rights hereunder and to the Mortgage, and this Lease shall continue in full force and effect.

16.  Purchase by Lessee:

     (a) In the event of the purchase of the Property (and/or the Net Award) by Lessee pursuant to any provision of this Lease, Lessor shall give the same title thereto as existed at the commencement of the term of this Lease, subject to all liens, encumbrances, charges, exceptions and restrictions attaching thereto after the commencement of the term of this Lease which were not created or caused by Lessor or the Trustees, to any action taken by Lessee pursuant to pargraph 27, and to all applicable laws, rules, regulations, ordinances and restrictions then in effect, and Lessee shall accept such title. The quality and condition of Lessor's title shall be evidenced by a commitment to insure the same issued (at the expense of Lessee) by a title insurance company of recognized financial responsibility.

     (b) On the date fixed for the purchase of the Property (and/or the Net Award) by Lessee pursuant to any provision of this Lease, Lessee shall pay to Lessor, in lawful money of the United States, at its address for purposes of this Lease or at any other place in the United States designated by Lessor, the purchase price therefor provided for herein, and Lessor shall there deliver to Lessee an appropriate deed and/or other instrument or instruments of transfer, with covenants against acts of Lessor, which shall transfer the title described in paragraph 16(a). Lessee shall also pay all charges incident to such transfer, including all recording fees, attorneys' fees and expenses, title insurance premiums and federal, state and local taxes (other than Lessor's income taxes). Upon completion of any such purchase other than a purchase pursuant to paragraph 15(b), but not prior thereto (regardless of the reason for any delay which may occur in consummating such purchase and whether or not such delay is due to the fault of Lessor or the inability to transfer the title described in paragraph 16(a)), this Lease shall terminate.

17. Termination:

     (a) In the event of the termination of this Lease as herein provided, whether upon a purchase of the Property by Lessee or otherwise, the obligations and liabilities of Lessee, actual or contingent, under this Lease which arose prior to such termination shall survive such termination.

     (b) If any termination of this Lease shall occur on a Payment Date (i) Basic Rent due and payable on such Payment Date shall remain due and payable on such Payment Date without reduction or abatement, and (ii) all amounts payable by Lessee in connection with any purchase of the Property or any portion thereof on such Payment Date shall be in addition to the amount then due and payable as Basic Rent.

18. Subletting; Assignment:

     (a) Lessee may sublet the Property or any part thereof, provided that each sublease shall expressly be made subject to the provisions of this Lease, and may assign its interest under this Lease. No such sublease or assignment shall affect or reduce any obligations of Lessee or rights of Lessor hereunder, and all obligations of Lessee hereunder shall continue in full effect as the obligations of a principal and not of a guarantor or surety, as thought no subletting or assignment had been made. Neither this Lease nor the term hereby demised shall be mortgaged by Lessee, nor shall Lessee mortgage or pledge the interest of Lessee in and to any sublease of the Property or any portion thereof or the rentals payable thereunder. Any such mortgage or pledge, and any such sublease or assignment made otherwise then as permitted by this paragraph 18, shall be void. Lessee shall, within 10 days after the execution of any such sublease or assignment, deliver a conformed copy thereof to Lessor, and to any mortgage of the Property or its assignee.

     (b) Lessor may mortgage, assign, convey or otherwise transfer its estate, right, title and interest hereunder or in the Property or any portion thereof without the consent of Lessee. If any such assignment is made as collateral security, the execution and deliver thereof shall not in any way impair or diminish any obligations of Lessor under this Lease nor impose any of such obligations on the assignee. Any estate, right, title or interest assigned as permitted by this paragraph 18(b) may be assigned and reassigned in like manner by any assignee thereof.

19. Advances by Lessor; Permitted Contests:

     (a) If Lessee shall fail to make or perform any payment or act on its part to be made or performed under this Lease, then, subject to the provisions of paragraph 19(b), Lessor may (but need not), after 3 days' prior notice to Lessee (but no notice shall be necessary if such failure by Lessee might result in civil or criminal penalties being imposed on Lessor, the Property not being insured as provided in this Lease or Lessor's title to the Property being lost in legal proceedings or otherwise) and without waiving any default or releasing Lessee from any obligation, make such payment or perform such act for the account and at the cost and expense of Lessee. All amounts so paid by Lessor and all necessary and incidental costs and expenses (including attorneys' fees and expenses) incurred in connection with the performance of any such act by Lessor, together with interest at the rate of 8-1/2% per annum (or at the highest rate not prohibited by applicable law, whichever is less) from the date of the making of such payment or of the incurring of such costs and expenses by Lessor, shall be payable by Lessee to Lessor on demand.

     (b) Lessee shall not be required, nor shall Lessor have the right, to pay, discharge or remove, any tax, charge, levy, assessment or lien, or any other imposition or encumbrance on or against the Property or any portion thereof, so long as Lessee shall, at its cost and expense, contest the existence, amount or validity thereof by appropriate proceedings which shall operate to prevent the collection of or other realization upon the tax, charge, levy, assessment or lien, or other imposition or encumbrance so contested, and the sale, forfeiture or loss of the Property or any portion thereof, or of the Basic Rent or any Additional Rent or portion thereof, to satisfy the same, and which shall not affect the payment in full of any Basic Rent payable hereunder or any use or disposition thereof by Lessor; provided, however, that Lessee shall have given such security as may be required in the proceedings and such reasonable security as may be demanded by Lessor to insure such payment and to prevent any sale or forfeiture of the Property or any portion thereof by reason of such nonpayment; and, provided further, that Lessor would not be in any danger of criminal liability by reason of such nonpayment.

20.  Conditional Limitations -- events of Default and Remedies:

     (a) Any of the following occurrences or acts shall constitute an "event of default" under this Lease;

          (i) if Lessee shall

               (A) default in making payment when due of any Basic Rent, Additional Rent or any other amount payable by Lessee hereunder, or

               (B) default in the observance or performance of any provision of any instrument pursuant to which Lessee undertakes obligations, or makes agreements, for the benefit of Lessor or any assignee of Lessor's rights as lessor under this Lease, or

               (C) default in the observance or performance of any other provision of this Lease to be observed or performed by Lessee hereunder, and if such default shall continue as to subclause (A) or (B) above for 1 business day after Lessee shall have received notice from Lessor specifying such default and demanding that the same be cured, or as to subclause (C) above for 30 days after Lessor shall have given to Lessee notice specifying such default and demanding that the same be cured (or, if by reason of the nature thereof, such default cannot be cured by the payment of money and cannot with due diligence be wholly cured within such period of 30 days, if Lessee shall fail to proceed promptly to cure the same and thereafter prosecute the curing of such default with all due diligence, it being intended in connection with a default not susceptible of being wholly cured with due diligence within such period that the time within which to cure the same shall be extended for such period as may be necessary to complete the curing of the same with all due diligence); or

          (ii) if the Property shall remain substantially unoccupied and unattended for a period of 90 consecutive days and during such period Lessee shall not have delivered to Lessor a certificate of Lessee to the effect that Lessee has been prevented from occupying the Property by circumstances beyond its control, that the Property is being maintained in accordance with the provisions of this Lease and that Lessee intends to reoccupy the Property upon termination of such circumstances; or

          (iii) if the Lessee hereinabove named, or any corporation succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to the Bankruptcy Act or under any similar federal or state law now or hereafter in effect, or shall be adjudicated a bankrupt or become insolvent, or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall be dissolved, or shall suspend payment of its obligations, or shall take any corporate action in furtherance of any of the foregoing; or

          (iv) if a petition or answer shall be filed proposing the adjudication of the Lessee hereinabove named, or any corporation succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, as a bankrupt or its reorganization pursuant to the Bankruptcy Act or any similar federal or state law, now or hereafter in effect, and (A) such Lessee or successor corporation shall consent to the filing thereof, of (B) such petition or answer shall not be discharged or denied within 60 days after the filing thereof; or

     (v) if a receiver, trustee or liquidator (or other similar official) shall be appointed for or take possession or charge of the Lessee hereinabove named, or any corporation succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, or of all or substantially all of the business or assets of such Lessee or successor corporation or of such Lessee's or successor corporation's estate or interest in the Property, and shall not be discharged within 60 days thereafter or if such Lessee or successor corporation shall consent to or acquiesce in such appointment; or

     (vi) if the estate or interest of Lessee in the Property or any sublease thereof shall be levied upon or attached in any proceeding and such process shall not be vacated or discharged within 60 days after such levy or attachment, unless Lessee shall be contesting such levy or attachment in accordance with the requirements of paragraph 19(b); or

     (vii) if the Lessee hereinabove named, or any corporation succeeding thereto by merger, consolidation or acquisition of all or substantially all of its assets, shall default in the payment of principal, premium or interest on any note, bond, debenture or other evidence of indebtedness upon which such Lessee or successor corporation may be or become liable beyond any period of grace provided with respect thereto, or shall fail to comply with any provision of any such evidence of indebtedness or any instrument under which or pursuant to which any such evidence of indebtedness may be issued, if the effect of such failure is to cause, or permit the holder or holders thereof (or a trustee or agent, on behalf of such holder or holders) to cause, not less than $1,000,000 in aggregate principal amount of such evidence or evidences of indebtedness to become due prior to the stated maturity thereof, or if such Lessee or successor corporation shall fail to pay any rent under any lease of any property, real or personal, having an original cost to the lessor thereunder of not less than $1,000,000, if the effect of such failure is to cause, or permit the lessor thereunder

     (or a trustee or agent on behalf of such lessor) to cause, such lease or the term thereof to be terminated prior to the date fixed for the expiration thereof.

     (b) This Lease and the term and estate hereby granted are subject to the limitation that whenever an event of default shall have occurred, Lessor may, as its election, during the continuance of such event of default:

          (i) proceed by appropriate judicial proceedings, either at law or in equity, to enforce performance or observance by Lessee of the applicable provisions of this Lease or to recover damages for the breach thereof; or

          (ii) by notice to Lessee terminate the term of this Lease, whereupon Lessee's estate and all right of Lessee to the use of the Property shall forthwith terminate as though this Lease had never been made, but Lessee shall remain liable as hereinafter provided; and thereupon Lessor shall have the immediate right of re-entry and possession of the Property and the right to remove all persons and property therefrom; and Lessor may thenceforth hold, possess and enjoy the Property (including the right to sell the Property or any portion thereof upon any terms deemed satisfactory to Lessor) free from any rights of Lessee and any person claiming through or under Lessee; but Lessor shall, nevertheless, have the right to recover forthwith from Lessee:

               (A) any and all Basic Rent and Additional Rent and all other amounts payable by Lessee hereunder which may then be due and unpaid or which may then be accrued and unpaid,

               (B) as liquidated damaged for loss of the bargain and not a penalty, an amount equal to the excess of the aggregate of all unpaid Basic Rent and Additional Rent which would have been payable if this Lease had not been terminated prior to the end of the term of this Lease then in effect over the aggregate fair rental value of the Property at the date of termination of this Lease for the period from such termination date to the end of the term of this Lease then in effect, both discounted in accordance with accepted financial practice at the rate of 5% per annum to then present worth, and*

               (C) any and all other damages and expenses (including, without limitation, attorneys' fees and expenses), which Lessor shall have sustained by reason of the breach of any provision of this Lease; or

          (iii) declare all Basic Rent for the balance of the term of this Lease then in effect, discounted in accordance with accepted financial practice at the rate of 5% per annum to then present worth, to be immediately due and payable, as though expressly made payable in advance prior to the occurrence of such event of default, in which case Basic Rent so becoming due and payable in advance may be recovered in any suit, action or other legal proceeding, provided, that if Lessor shall exercise such remedy and Lessee shall have paid in full all Basic Rent so declared due and payable, Lessee shall thereafter have the right to possession of the Property for the entire period in respect of which Basic Rent shall have been so accelerated by Lessor, unless and until a further event of default (other than an event of default of the character specified in clause (iii), (iv),
     (v) or (vii) of paragraph 20(a)) shall occur.

Lessee hereby waives to the full extent not prohibited by law, any right it may now or hereafter have to require the sale, in mitigation of damages, of the Property or any portion thereof.

-------------

     * If the Property is located in the State of California, subparagraph (B) above is replaced by the following paragraph:

          "(B) As liquidated damages for loss of the bargain and not as a penalty, (1) an amount equal to the excess of the aggregate of all unpaid Basic Rent and Additional Rent which would have become due after termination until the time of award over the amount of rental loss that Lessee proves could have been reasonably avoided, plus (2) an amount equal to the excess of the aggregate of all unpaid Basic Rent and Additional Rent which would have become due after the time of award until the end of the stated term hereof over the amount of rental loss that Lessee proves could have been reasonably avoided both discounted in accordance with accepted financial practice at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%, and"

     (c) Nothing herein contained shall limit or prejudice the right of Lessor, in any legal, administrative or other proceedings, to prove for and obtain as liquidated damages by reason of the termination of the term of this Lease pursuant to paragraph 20(b)(ii), an amount equal to the maximum allowed by such proceedings, or by any statute, regulation or rule governing the proceedings in which such damages are to be proved, whether or not such amount shall be greater or less than the amount referred to in paragraph 20(b)(ii)(B).

     (d) Unless the term of this Lease shall have terminated as in paragraph 20(b)(ii) provided or as permitted by law, if Lessor shall obtain possession of the Property or any portion thereof following an event of default hereunder, Lessor shall have the right, without notice, to repair or alter the Property or any portion thereof in such manner as to Lessor may seem appropriate to put the same in good order and to make the same rentable, and shall have the right, at Lessor's option, to re-let the Property or any portion thereof, and Lessee agrees to pay to Lessor on demand all fees, costs and expenses incurred by Lessor in obtaining possession, and in altering, repairing and putting the Property or any portion thereof in good order and condition, and in reletting the Property or any portion thereof, including reasonable fees and expenses of attorneys, engineers, mechanics, and other skilled persons, and other reasonable expenses and commissions, and to pay to Lessor upon the Payment Dates occurring thereafter until the end of the term of this Lease then in effect the amounts of money herein specified to be payable by Lessee as Basic Rent hereunder upon such Payment Dates and all amounts then payable as Additional Rent hereunder (for all of which amounts Lessee agrees to remain liable, to the extent provided in this paragraph 20(d), even though Lessor obtains possession of the Property or any portion thereof as permitted by this Lease), deducting any rent which Lessor shall actually receive in the meantime from any reletting of the Property or any portion thereof, and Lessor shall have the right from time to time to begin and maintain successive legal proceedings against Lessee for the recovery of any such deficiency or damages, and to recover the same upon the liability of Lessee herein provided, which liability it is expressly agreed shall survive the institution of any action to secure possession of the Property or any portion thereof. Nothing herein contained shall require Lessor to wait to begin such legal proceedings until the end of the stated term of this Lease. No such taking of pos-session of the Property or any portion thereof by Lessor shall be construed as an election on Lessor's part to terminate the term of this Lease unless notice of such intention be given to Lessee or unless such termination be decreed by a court of competent jurisdiction.

     (e) To the full extent not prohibited by law, Lessee hereby waives and releases all rights now or hereafter conferred by statute or otherwise which would have the effect of limiting or modifying any of the provisions of this paragraph 20. Lessee will execute, acknowledge and deliver any instruments which Lessor may request, whether before or after the occurrence of an event of default hereunder, evidencing such waiver or release. At the request of Lessor upon the occurrence of an event of default hereunder, Lessee will quit and surrender the Property to Lessor or its agents, and Lessor may without further notice enter upon, re-enter and repossess the Property by summary proceedings, ejectment or otherwise. The words "enter", "re-enter", and "re-entry" are not restricted to their technical legal meaning.

     (f) If Lessee shall be in default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that Lessee was in default, Lessee shall pay to Lessor all fees, costs and other expenses which may become payable as a result thereof or in connection therewith, including attorney's fees and expenses. If Lessor shall without fault on its part be made a party to any litigation commenced against Lessee, and if Lessee shall not provide Lessor with counsel satisfactory to Lessor, Lessee shall pay all costs and attorneys' fees incurred or paid by Lessor in connection with such litigation.

     (g) No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. The failure of Lessor to insist upon the strict performance of any provision or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. Receipt by Lessor of any Basic Rent or Additional Rent payable hereunder with knowledge of the breach of any provision contained in this Lease shall not constitute a waiver of such breach (other than the prior failure to pay such Basic Rent or Addi-tional Rent), and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless made under signature of an authorized representative of Lessor. Lessor shall be entitled, to the extent permitted by law, to injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to a decree compelling observance or performance of any provision of this Lease, or to any other legal or equitable remedy.

21.  Notices:

     All notices and other instruments or communications given or made pursuant to this Lease shall be in writing and shall be validly given if sent by prepaid United States registered or certified mail, return receipt requested, addressed to the person entitled to receive the same. Lessor and Lessee, and any other person to whom any such writing is to be given hereunder, shall each have the right to specify, from time to time, as its address for purposes of this Lease, any address in the United States upon giving 15 days' written notice thereof to each other person then entitled to receive notices and other instruments or communications hereunder. The addresses of Lessor and Lessee for purposes of this Lease, until notice has been given as above provided, shall be as follows:

     Lessor:   BF Properties Company
               c/o Kidder Peabody Realty Corporation
               20 Exchange Place
               New York, N.Y. 10005

     Lessee:   Beatrice Foods Co.
               120 South LaSalle Street
               Chicago, Illinois 60603
               Attention: Law Department

Each such writing given by Lessee pursuant to this Lease shall be signed by an officer or employee of Lessee authorized by its board of directors to sign such a writing in the name and on behalf of Lessee.

22.  Estoppel Certificates:

     Lessee will, from time to time upon not less than 10 days' prior request by Lessor, execute, acknowledge and deliver to Lessor a statement of Lessee, signed by one of its Vice Presidents and currently dated, certifying, if such is the fact, that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications) and the dates to which the Basic Rent and Additional Rent and other amounts payable by Lessee hereunder have been paid, and either stating that to the knowledge of the signer of such certificate no default exists in the observance or performance of any provision contained in this Lease and no event of default hereunder has occurred and is continuing, or specifying each such default or event of default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any mortgage or by any prospective purchaser of the Property or any assignee of such mortgagee.

23. No Merger:
     There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Property or any portion thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, all or part of such fee estate and this Lease or the leasehold estate hereby created or any interest in this Lease, and this Lease shall not be terminated for any cause except as expressly provided herein.

24. Surrender:
     (a) Upon the expiration or earlier termination of the term of this Lease, Lessee shall surrender the Property to Lessor in the same condition in which the Property was originally received from Lessor except as repaired, rebuilt, restored, altered or added to pursuant to any provision of this Lease, and except for ordinary wear and tear. Lessee shall remove from the Property on or prior to such expiration or earlier termination all property situated thereon which is not owned by Lessor, and at its cost and expense shall repair any damage caused by such removal. Property not so removed shall become the property of Lessor, which may thereafter cause such property to be removed from the Property and disposed of, but the cost of any such removal and disposition as well as the cost of repairing any damage caused by such removal shall be borne by Lessee.

     (b) Except for surrender upon the expiration of earlier termination of the term hereof, no surrender to Lessor of this Lease or of the Property or any portion thereof or of any interest therein shall be valid or effective unless agreed to and accepted under signature of an authorized representative of Lessor, and no act by Lessor or by any other representative of Lessor, other than such an agreement and acceptance so signed, shall constitute an acceptance by Lessor of any such surrender.

25. Separability:

     Each provision contained in this Lease shall for all purposes be construed to be separate and independent and the breach of any such provision by Lessor shall not discharge or relieve Lessee from Lessee's obligation to observe and perform each provision of this Lease to be observed or performed by Lessee. If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

26. Binding Effect; Merger, Consolidation and Disposition of Assets:

     All provisions contained in this Lease shall (subject to the provisions of paragraph 18) be binding upon, inure to the benefit of and be enforceable by, the respective successors and permitted assigns of Lessor and Lessee to the same extent as if each such successor or assign were named as a party to this Lease. If Lessee shall merge into another corporation, or consolidate with one or more corporations in a consolidation in which Lessee shall not be the surviving entity, or sell or otherwise dispose of all or substantially all its assets, the surviving entity or transferee of assets, as the case may be, shall deliver to Lessor an acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of Lessee hereunder, and Lessee covenants that it will not so merge or consolidate or sell or otherwise dispose of all or substantially all its assets unless such instrument shall have been so delivered. This Lease embodies the entire agreement between Lessor and Lessee relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Neither this Lease nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only as expressly provided herein or by an instrument signed by Lessor and Lessee.

27.  Lessee Empowered to Grant or Release Easements:

     Lessee may grant easements, licenses and rights-of-way (and other rights and privileges in the nature thereof, or may release existing easements or appurtenances for the benefit of the Property, to any person, with or without consideration. If any consideration in excess of $5,000 is paid for any such grant, such consideration in excess of $5,000 shall be paid to Lessor. If Lessee shall have made any such payments, Lessee shall be entitled to recover the aggregate amount of such payments by deducting such amount from the purchase price paid by Lessee upon a purchase of the Property (except a purchase price calculated pursuant to Part IX of Schedule B), provided that no such reduction of the purchase price shall reduce the purchase price below the amount necessary to make the payment of the balance of the indebtedness evidenced by the Owner's Note, including principal, interest and premium, if any, payable thereon on the day of purchase. Lessee is hereby empowered to take any such action without the consent or joinder of Lessor or of the mortgagee, trustee or beneficiary under any mortgage or deed of trust subordinate to this Lease (including, without limitation, the Mortgage). Lessee hereby agrees that it will not take any such action without the consent of Lessor and the Trustees under the Indenture which, viewed either by itself or together with all other action taken by Lessee pursuant to this paragraph 27, would either materially affect the marketability of title to the Property or materially impair the fair market value of the Property or the use thereof for the purposes for which it is held by Lessee.

28.  Certain Definitions:

     As used in this Lease the following terms have the meanings set forth below:

          Additional Rent: as defined in paragraph 5(b).

          Applicable Premium: the applicable premium determined in accordance with Schedule B hereto.

          Basic Rent: as defined in paragraph 5(a).

          Basic Term: as defined in paragraph 4(a).

          Capitalized Cost: the capitalized cost of the Property set forth in Schedule B hereto.

          certificate: a certificate executed by the President or any Vice President of Lessee.

               event of default: as defined in paragraph 20(a).

               Excess: as defined in paragraph 12(b).

               Extended Term: as defined in paragraph 4(b).

               Fair Market Value: the fair market value of the Property determined in accordance with Schedule B hereto.

               Indenture: the Collateral Trust Indenture dated as of February 15, 1972 between Mortgagee and Bankers Trust Company and S. Burg, as Trustees, securing the Notes, as the same may be amended or supplemented from time to time as permitted thereby.

               Lessee: as defined on page 1.

               Lessee's Percentage: the Lessee's percentage determined in accordance with Schedule B hereto.

               Lessor: as defined on page 1.

               Lessor's Original Equity: Lessor's original equity in the Property set forth in Schedule B hereto.

               Lessor's Percentage: Lessor's percentage determined in accordance with Schedule B hereto.

               Mortgage: mortgage or deed of trust of the Property dated as of February 15, 1972, made by Lessor to Mortgagee, as the same may be amended or supplemented from time to time as permitted thereby.

               Mortgagee: BF Properties Corporation, a Delaware corporation, as beneficiary or mortgagee under the Mortgage, and any assignee of the rights of BF Properties Corporation as such beneficiary or mortgagee.

               Net Award: as defined in paragraph 12(b).

               Note Purchase Agreement: the Note Purchase Agreement dated February 15, 1972, between Lessor and each of the addressees listed in Annex I thereto.

               Notes; outstanding: all 7 1/2 Collateral Trust Notes due February 25, 2002 and all Improvement Notes from time to time issued by Mortgagee under the Indenture; when used with respect to Notes, the term "outstanding" shall have the meaning designated in the Indenture.

          Other Properties: all parcels of land (in each case together with the buildings and other improvements thereon and the easements, rights and appurtenances thereto) which are under lease from Lessor, as lessor, to Lessee, as lessee, and Mortgages of which are pledged by Mortgagee under the Indenture.

          Owner's Note: The note executed by Lessor and secured by the Mortgage.

          Payment Dates: as defined in paragraph 5(a).

          Permitted Liens: Encumbrances permitted under the Mortgage.

          Property: as defined in paragraph 1.

          Remaining Excess: as defined in paragraph 12(b).

          Trustees: the Trustees under the Indenture.

          Unamortized Cost: the unamortized cost of the Property determined in accordance with Schedule B hereto.

29. Lessee's Remedies:

     If (i) Lessee shall pay any moneys by reason of the provisions of paragraph 6(d) of this Lease and such payment would not have been required but for the fact that taxes, costs, expenses, indebtedness, obligations or liabilities of any character were incurred by Lessor, or (ii) if Lessee's use and quiet enjoyment of the Property shall be interfered with by Lessor or by parties claiming by, through or under Lessor while Lessee is paying the Basic Rent and other sums required to be paid by Lessee pursuant to this Lease (other than sums described in clause (i) above) and is keeping and performing the covenants and agreements herein required to be kept and performed by Lessee, then and in such event but subject to the provisions of paragraph 6:

          (A) Lessee shall have and may assert a claim against Lessor for the aggregate of the amounts so paid or incurred by Lessee by reason of the occurrences described above, provided that in exercising any remedy available to Lessee, Lessee may exercise such remedy only if, and to the extent that, and in such manner that, such exercise will not, directly or indirectly, prevent payment to the holders of the Notes of any amounts due or to become due on the Notes or payment to the Trustees of any amounts due to them from time to time for services, expenses and indemnification pursuant to the Indenture, and Lessee covenants that it will not exercise any remedy so as to, directly or indirectly, prevent any such payment to the holders of the Notes or to the Trustee;

          (B) If Lessee shall purchase the Property pursuant to the provisions of this Lease, Lessee shall have the right to apply in payment of the purchase price, to the extent thereof, the aggregate of the amounts so paid or incurred by Lessee, together with interest on the amount of each such payment at the rate of 8 1/2% per annum from the date of such payment to the date of payment of the purchase price, provided that no such application of amounts so paid or incurred by Lessee to payment of the purchase price for the Property may be made unless, prior to such purchase of the Property (or unless through application of an advance of a portion of the purchase price payable by Lessee upon such purchase of the Property), the Notes shall have been fully paid and the Indenture shall have been satisfied and discharged;

          (C) During any Extended Term, provided that the notes have been fully paid and the Indenture has been satisfied and discharged, Lessee shall have the right to apply, to the extent thereof, the aggregate of the amounts so paid or incurred by Lessee, together with interest on the amount of each such payment, at the rate of 8 1/2% per annum from the date of such payment to the date of such application, in payment of any rents due during such Extended Term.

     Notwithstanding any other provision of this Lease, Lessee agrees that Lessor shall incur no personal liability pursuant to this Lease, that Lessee will look solely to the Property and the proceeds of the sale of the Property in satisfaction of all obligations of lessor under this Lease, and that no other property or assets of Lessor or of any partner of Lessor shall be subject to levy, execution or enforcement procedure for the satisfaction of the claims of Lessee, and while Lessee may bring or maintain suits, actions or other proceedings against Lessor, no judgment or decree in the nature of a deficiency judgment shall be asked for or take against Lessor or any partner of Lessor, and any judgment or decree shall be satisfied from, and only from, the Property and the proceeds of sale thereof, subject to the provisions of subparagraphs (A),
(B) and (C) above.

30. Miscellaneous:

     The table of contents preceding this Lease and the headings to the various paragraphs of this Lease have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Lease.

     IN WITNESS WHEREOF, Lessor and Lessee hereto have each caused this Lease to be duly executed and delivered in their respective names and behalf, as of the day and year first above written.

                                         BF Properties Company

                                             By KIDDER PEABODY REALTY
                                                CORPORATION
                                                                General Partner

                                             By [ILLEGIBLE]
                                                -------------------------------
                                                President

Witnesses:

    [ILLEGIBLE]
    -------------------------------

    [ILLEGIBLE]
    -------------------------------

                                         BEATRICE FOODS CO.

                                             By [ILLEGIBLE]
                                                -------------------------------
                                                Vice President

[CORPORATE SEAL]

Attest:

    [ILLEGIBLE]
    -------------------------------
    Secretary

Witnesses:

    [ILLEGIBLE]
    -------------------------------

    -------------------------------

     This instrument was prepared by D. Barry O'Connor, attorney-at-law, whose address is 140 Broadway, New York, N.Y. 10005.

                             ----------------------

                                  SCHEDULE A


                          DESCRIPTION OF THE PROPERTY



                            (SEE FOLLOWING PAGES)

                                  SCHEDULE A

                     Property Number 1 - Lincoln, Nebraska

     Parcel 1:

     Lots 1, 2, 3, 4, 5, 6 and 7, Lincoln Land Company's Subdivision of Lot 7, Block 71, Lincoln; and all of Lot 8, Block 71, Lincoln.

     Parcel 2:

     Lots 1, 2, 3, 4, 7, 8, 9 and 10, Block 84, Lincoln; Lots 1, 2, 3, 4, 5, 6
and 7, Lincoln Land Company's Subdivision of Lots 5 and 6, Block 84, Lincoln; The South 9 feet 3 inches of M Street lying North and adjacent to Lot 1, Lincoln Land Company's Subdivision of Lots 5 and 6, Block 84, Lincoln; Lots
1, 2, and 3, Lincoln Land Company's Subdivision of Lots 11 and 12, Block 84, Lincoln; The West 55 feet of Lots 4, 5 and 6, Lincoln Land Company's subdivision of Lots 11 and 12, Block 84, Lincoln; and all that part of the West 55 feet of Lot 7, Lincoln Land Company's Subdivision of Lots 11 and 12, Block 84, Lincoln, lying Westerly of a line drawn 12 feet radically distant westerly of the center line of the most westerly tracts of the Chicago Burlington & Quincy Railroad Company (now Burlington Northern) crossing said Lot 7; and the vacated North-South alley bounded on the West by Lots 1 through 7 Lincoln Land Company's Subdivision of Lots 5 and 6, Block 84, and bounded on the East by Lot 4, Block 84, Lincoln, vacated by Ordinance No. 8252; and the vacated East-West alley in Block 84, Lincoln vacated by Ordinance No. 4434;

     Parcel 3:

     Lots 1, 2, 3, 4, 5, 6 and 7, Lincoln Land Company's Subdivision of Lots 1 and 2, Block 103, Lincoln; and that part of Lot 3, Block 103 Lincoln, described as beginning at the Southwest corner of said Lot 3, thence East along the South line thereof 50 feet, thence North along the East line thereof 142 feet, thence West along the North line thereof 15.5 feet, thence Southwesterly in a straight line to a point on the West line of said Lot 3, 116 feet North of the point of beginning, thence South along the West line thereof 116 feet to the point of beginning, and the vacated alley lying between the West line of Lots
1, 2, 3, 4, 5, 6 and 7, Lincoln Land Company's Subdivision of Lots 1 and 2, Block 103, Lincoln, and the East line of Lot 3, Block 103, Lincoln, all of the above described property being located in Lancaster County, Nebraska.

                                   SCHEDULE B

                                 BUSINESS TERMS

PART I: PAYMENT DATES

     The Payment Dates for purposes of this Lease shall be May 25, 1972 and each August 25, November 25, February 25 and May 25 thereafter during the term of this Lease.

PART II: CAPITALIZED COST; ACQUISITION COST

     (a) The Capitalized Cost of the Property is $1,518,100.00.

     (b) The Acquisition Cost of the Property is $1,583,120.00

PART III: UNAMORTIZED COST

     The Unamortized Cost of the Property as of a particular Payment Date shall be determined by the applicable percentage set forth below.

 QUARTERS ELAPSED                                  QUARTERS ELAPSED
SINCE BEGINNING OF                                SINCE BEGINNING OF
    BASIC TERM                      PERCENTAGE        BASIC TERM                      PERCENTAGE
------------------                  ----------    ------------------                  ----------
1.................................   95.6761      17................................   91.5985
2.................................   95.4552      18................................   91.3011
3.................................   95.2302      19................................   90.9982
4.................................   95.0009      20................................   90.6896
5.................................   94.7674      21................................   90.3752
6.................................   94.5294      22................................   90.0549
7.................................   94.2870      23................................   89.7286
8.................................   94.0401      24................................   89.3962
9.................................   93.7885      25................................   89.0576
10................................   93.5322      26................................   88.7126
11................................   93.2711      27................................   88.3611
12................................   93.0051      28................................   88.0030
13................................   92.7342      29................................   87.6383
14................................   92.4581      30................................   87.2667
15................................   92.1769      31................................   86.8881
16................................   91.8904      32................................   86.5024

 QUARTERS ELAPSED                                  QUARTERS ELAPSED
SINCE BEGINNING OF                                SINCE BEGINNING OF
    BASIC TERM                      PERCENTAGE        BASIC TERM                      PERCENTAGE
------------------                  ----------    ------------------                  ----------
33................................   86.1095      67................................   67.3104
34................................   85.7092      68................................   66.5576
35................................   85.3015      69................................   65.7908
36................................   84.8860      70................................   65.0095
37................................   84.4628      71................................   64.2136
38................................   84.0317      72................................   63.4028
39................................   83.5925      73................................   62.5768
40................................   83.1450      74................................   61.7353
41................................   82.6891      75................................   60.8780
42................................   82.2247      76................................   60.0046
43................................   81.7516      77................................   59.1149
44................................   81.2696      78................................   58.2085
45................................   80.7786      79................................   57.2850
46................................   80.2784      80................................   56.3443
47................................   79.7688      81................................   55.3859
48................................   79.2496      82................................   54.4096
49................................   78.7207      83................................   53.4150
50................................   78.1819      84................................   52.4017
51................................   77.6330      85................................   51.3694
52................................   77.0738      86................................   50.3177
53................................   76.5041      87................................   49.2464
54................................   75.9237      88................................   48.1549
55................................   75.3325      89................................   47.0430
56................................   74.7301      90................................   45.9102
57................................   74.1165      91................................   44.7562
58................................   73.4914      92................................   43.5806
59................................   72.8545      93................................   42.3829
60................................   72.2057      94................................   41.1627
61................................   71.5447      95................................   39.9197
62................................   70.8714      96................................   38.6534
63................................   70.1854      97................................   37.3633
64................................   69.4865      98................................   36.0490
65................................   68.7746      99................................   34.7101
66................................   68.0493      100...............................   33.3461

 Quarters Elapsed
Since Beginning of
  Basic Term              Percentage
------------------        ----------
     101................ 31.9565
     102................ 60.5409
     103................ 29.0987
     104................ 27.6295
     105................ 26.1327
     106................ 24.6079
     107................ 23.0545
     108................ 21.4719
     109................ 19.8597
     110................ 18.2172


  Quarters Elapsed
 Since Beginning of
    Basic Term            Percentage
 ------------------       ----------
     111.................16.5440
     112.................14.8393
     113.................13.1028
     114.................11.3336
     115................. 9.5313
     116................. 7.6952
     117................. 5.8246
     118................. 3.9190
     119................. 1.9777
     120................. 0.0000

PART IV:  PURCHASE PURSUANT TO PARAGRAPH 11(C)

     The purchase price payable pursuant to paragraph 11(c) shall be determined by multiplying the Acquisition Cost of the Property by the applicable percentage set forth below.

  Quarters Elapsed
 Since Beginning of
    Basic Term            Percentage
 ------------------       ----------
     61..................73.5569
     62..................72.8646
     63..................72.1594
     64..................71.4409
     65..................70.4940
     66..................69.7505
     67..................68.9932
     68..................68.2216
     69..................67.2299
     70..................66.4316
     71..................65.6183
     72..................64.7897
     73..................63.7501
     74..................62.8928
     75..................62.0194
     76..................61.1297


  Quarters Elapsed
 Since Beginning of
    Basic Term            Percentage
 ------------------       ----------
     77..................60.0386
     78..................59.1180
     79..................58.1801
     80..................57.2247
     81..................56.0783
     82..................55.0897
     83..................54.0827
     84..................53.0567
     85..................51.8510
     86..................50.7895
     87..................49.7080
     88..................48.6064
     89..................47.3370
     90..................46.1972
     91..................45.0359
     92..................43.8529

  Quarters Elapsed
 Since Beginning of
    Basic Term            Percentage
 ------------------       ----------
     93..................42.5153
     94..................41.2914
     95..................40.0445
     96..................38.7742
     97..................37.3633
     98..................36.0490
     99..................34.7101
    100..................33.3461
    101..................31.9565
    102..................30.5409
    103..................29.0987
    104..................27.6295
    105..................26.1327
    106..................24.6079

  Quarters Elapsed
 Since Beginning of
    Basic Term            Percentage
 ------------------       ----------
     107.................23.0545
     108.................21.4719
     109.................19.8597
     110.................18.2172
     111.................16.5440
     112.................14.8393
     113.................13.1028
     114.................11.3336
     115..................9.5313
     116..................7.6952
     117..................5.8246
     118..................3.9190
     119..................1.9777
     120..................0.0000

PART V:   PURCHASE PURSUANT TO PARAGRAPH 14

     The purchase price payable pursuant to paragraph 14 shall be determined by multiplying the Acquisition Cost of the Property by the applicable percentage set forth below.


  Quarters Elapsed
 Since Beginning of
    Basic Term            Percentage
 ------------------       ----------
     41..................90.4139
     42..................89.9292
     43..................89.4353
     44..................88.9323
     45..................88.1673
     46..................87.6468
     47..................87.1165
     48..................86.5762
     49..................85.7799
     50..................85.2208
     51..................84.6513
     52..................84.0712


  Quarters Elapsed
 Since Beginning of
    Basic Term            Percentage
 ------------------       ----------
     53..................83.2410
     54..................82.6407
     55..................82.0291
     56..................81.4061
     57..................80.5397
     58..................79.8951
     59..................79.2383
     60..................78.5692
     61..................77.6640
     62..................76.9717
     63..................76.2664
     64..................75.5479

 Quarters Elapsed                            Quarters Elapsed
Since Beginning of                          Since Beginning of
   Basic Term           Percentage             Basic Term            Percentage
------------------      ----------          ------------------       ----------
     65 -----------------  74.6010                93 -----------------  46.6224
     66 -----------------  73.8576                94 -----------------  45.3985
     67 -----------------  73.1002                95 -----------------  44.1515
     68 -----------------  72.3287                96 -----------------  42.8813
     69 -----------------  71.3370                97 -----------------  41.4704
     70 -----------------  70.5387                98 -----------------  40.1561
     71 -----------------  69.7254                99 -----------------  38.8172
     72 -----------------  68.8968               100 -----------------  37.4532
     73 -----------------  67.8572               101 -----------------  36.0636
     74 -----------------  66.9999               102 -----------------  34.6480
     75 -----------------  66.1265               103 -----------------  33.2058
     76 -----------------  65.2368               104 -----------------  31.7366
     77 -----------------  64.1456               105 -----------------  30.2398
     78 -----------------  63.2251               106 -----------------  28.7150
     79 -----------------  62.2872               107 -----------------  27.1616
     80 -----------------  61.3318               108 -----------------  25.5790
     81 -----------------  60.1854               109 -----------------  23.9668
     82 -----------------  59.1968               110 -----------------  22.3243
     83 -----------------  58.1897               111 -----------------  20.6511
     84 -----------------  57.1638               112 -----------------  18.9464
     85 -----------------  55.9581               113 -----------------  17.2099
     86 -----------------  54.8966               114 -----------------  15.4407
     87 -----------------  53.8151               115 -----------------  13.6384
     88 -----------------  52.7135               116 -----------------  11.8023
     89 -----------------  51.4441               117 -----------------   9.9371
     90 -----------------  50.3042               118 -----------------   8.0261
     91 -----------------  49.1430               119 -----------------   6.0848
     92 -----------------  47.9600               120 -----------------   4.1071

Part VI:  Lessor's Original Equity

   The Lessor's Original Equity in the Property is $65,0200.00.

PART VII:  Lessor's Percentage; Lessee's Percentage

      The Lessor's Percentage and the Lessee's Percentage during the respective periods indicated shall be as set forth below:

                                                    Lessor's          Lessee's
          Period                                   Percentage        Percentage
          ------                                   ----------        ----------

      February 25, 1972 to
        February 25, 1977    --------------------     20%               80%

      February 25, 1977 to
        February 25, 1982    --------------------     25%               75%

      February 25, 1982 to
        February 25, 1987    --------------------     30%               70%

      February 25, 1987 to
        February 25, 1992    --------------------     35%               65%

      February 25, 1992 to
        February 25, 1997    --------------------     40%               60%

      February 25, 1997 to
        February 25, 2002    --------------------     45%               55%

      February 25, 2002 to
        February 25, 2007    --------------------     50%               50%

      February 25, 2007 to
        February 25, 2012    --------------------     60%               40%

      February 25, 2012 to
        February 25, 2017    --------------------     70%               30%

      February 25, 2017 to
        February 25, 2022    --------------------     80%               20%

      February 25, 2022 to
        February 25, 2027    --------------------     90%               10%

      February 25, 2027 to
        February 25, 2032    --------------------    100%                0%

PART VIII:  BASIC RENT

      Basic Rent under this Lease shall be payable by Lessee during the term of this Lease in installments in the dollar amounts, and shall be due and payable on the Payment Dates, as specified below:

            (i) the dollar amount of each of the installments of Basic Rent payable on each Payment Date during the Basic Term, commencing on May 25, 1972 and continuing to and including February 25, 2002 shall be equal to $32,709.74;

            (ii) the dollar amount of each of the installments of Basic Rent payable on each Payment Date during the first and second Extended Terms shall be equal to $11,873.40;

            (iii) the dollar amount of each of the installments of Basic Rent payable on each Payment Date during the third and fourth Extended Terms shall be equal to $9,894.50 and

            (iv) the dollar amount of each of the installments of Basic Rent payable on each Payment Date during the fifth and sixth Extended Terms shall be equal to $7,915.60.

PART IX:  FAIR MARKET VALUE

      Unless Lessor and Lessee each shall otherwise agree in writing, the Fair Market Value of the Property shall be determined by appraisal as follows:

            Lessor and Lessee shall each appoint an appraiser, and if the appraisers so appointed are unable to agree upon such value, then such value shall be determined by a third appraiser to be selected by such appraisers. In the event that such appraisers are unable to agree upon a third appraiser, such third appraiser shall be appointed by the senior Federal District Court judge, or such other Federal District Court judge for the District in which the property is located as may be designated by such senior Federal District Court judge, acting in his non-judicial capacity.

STATE OF NEW YORK   )
                         ss.
COUNTY OF NEW YORK  )

     BE IT REMEMBERED that I, the undersigned, a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that on the 1st day of February, 1972, there appeared before me _____________, known to me to be the President of Kidder Peabody Realty Corporation, the general partner of BF Properties Company, an Ohio limited partnership, and being a party to the foregoing instrument:

               (Pennsylvania, Nebraska, Wisconsin, and Kentucky)

     Before me appeared the above-named person, known to me to be the President of Kidder Peabody Realty Corporation, the general partner of the above-named partnership and acknowledged before me the foregoing instrument, on the date set forth above, on behalf of said partnership.

     Witness my hand and notarial seal the day and year last above written.

                                     (Ohio)

     Before me personally appeared the above-named person, known to me to be the President of Kidder Peabody Realty Corporation who, as such officer of the general partner of the above-named limited partnership which executed the foregoing instrument, signed the same and acknowledged to me that he did so sign said instrument in the name of and on behalf of said limited partnership as such officer of its general partner, that the same is his free act and deed as such officer of its general partner and the free act and deed of said partnership.

     In testimony whereof, I have hereunto subscribed my name and affixed my official seal, on the date set forth above.

                                   (Florida)

     Before me personally appeared the above-named person, to me known and known to be the person described in and who executed the foregoing instrument as such officer of the general partner of the limited partnership named above, and acknowledged before me that he executed the same as such officer of such general partner in the name and on behalf of said general partnership.

     Witness my hand and official seal in the County and State aforesaid, on the date set forth above.

                                  (California)

     Before me personally appeared the above-named person, known to me to be such officer of the general partner of the limited partnership that executed the within instrument, and acknowledged to me that such partnership executed the same.

     In Wintess Whereof, I have hereunto set my hand and affixed my official seal in this certificate, on the date set forth above.

                                        /s/ DANIEL S. O'CONNOR
                                        --------------------------------------
                                                                 NOTARY PUBLIC

[NOTARIAL SEAL]                                    DANIEL S. O'CONNOR
                                           NOTARY PUBLIC, STATE OF NEW YORK
                                                       NO. 31-812_____
MY COMMISSION EXPIRES                        QUALIFIED IN NEW YORK COUNTY
                     ------------------    COMMISSION EXPIRES MARCH 30, 1972

STATE OF ILLINOIS   )
                    )    ss.:
COUNTY OF COOK      )

     BE IT REMEMBERED that I, the undersigned, a Notary Public duly qualified, commissioned, sworn and acting in and for the County and State aforesaid, hereby certify that on the 23rd day of February, 1972, there appeared before me the following persons, the designated officers of the corporation set opposite their names, such corporation being a corporation of the State of Delaware and being a party to the foregoing instrument:


                   /s/   PAUL T. KESSLER JR., Vice President


                   /s/   WILLIAM G. MITCHELL, Secretary


                              BEATRICE FOODS CO.

                                     (Ohio)


     Before me personally appeared the above-named persons, known to me to be the persons who, as the respective officers of the corporation set forth above, the corporation which executed the foregoing instrument, signed the same, and acknowledged to me that they did so sign said instrument in the name and upon behalf of said corporation as such officers, respectively, that the same is their free act and deed as such officers, respectively, and the free and corporate act and deed of said corporation, that they were duly authorized thereunto by its board of directors, and that the seal affixed to said instrument is the corporate seal of said corporation.

                           (Nebraska and Kentucky)

     The foregoing instrument was acknowledged before me by the above-named persons of the corporation set forth above, on behalf of said corporation.

                        (Wisconsin and Pennsylvania)

     Before me personally appeared the above-named persons, who acknowledged themselves to be the designated officers of the corporation set out above opposite their names, and that they, as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such officers.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the County and State aforesaid, on the date set forth above.

                                   (Florida)

     Before me personally appeared the above-named persons to me well known and known to be the persons described in and who executed the foregoing instrument, as such officers of the corporation set forth above, and severally acknowledged before me, that they executed the same as such officers in the name and on behalf of said corporation.

      Witness my hand and official seal in the County and State aforesaid, on the date set forth above.

                                  (California)

     Before me personally appeared the above-named persons, known to me to be the persons who, as the respective officers of the corporation set forth above executed the within instrument, known to me to be the persons who executed the within instrument on behalf of said corporation, and acknowledged to me that said corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, on the date set forth above.


                                              /s/ LOLOTTE M. OLKOWSKI
                                              --------------------------------
                                                                 Notary Public

[NOTARIAL SEAL]

My commission expires  March 16, 1975
                       --------------